SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2005

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

On October 27, 2005, Simon Property Group, Inc. (the “Registrant”) issued a press release containing information on earnings for the quarter ended September 30, 2005 and other matters. A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

The press release and Supplemental Information package attached as Exhibit 99.1 use the non-GAAP financial measure of Funds from Operations (“FFO”). The Supplemental Information package also uses the non-GAAP measure of Net Operating Income (“NOI”). The Registrant considers FFO and NOI key measures of its operating performance that are not specifically defined by accounting principles generally accepted in the United States (“GAAP”). The Registrant believes that FFO and NOI are helpful to investors because they are widely recognized measures of the performance of real estate investment trusts (REITs) and provide relevant bases for comparison among REITs. The Registrant also uses FFO and NOI internally to measure the operating performance of its portfolio. Reconciliations of FFO to net income on an estimated and historical basis are provided on page 68 furnished herewith in Exhibit 99.2. Reconciliations of NOI to net income on an estimated and historical basis are provided on page 14 furnished herewith in Exhibit 99.1.

The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By furnishing this information, the Registrant makes no admission as to the materiality of any information in this Item 2.02, including the Exhibit 99.2.

Item 7.01.  Regulation FD Disclosure

On October 27, 2005, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of September 30, 2005, in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1. The Supplemental Information package is also available upon request as specified therein.

The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 9.01.  Financial Statements and Exhibits

Financial Statements:

None

Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of September 30, 2005	5
99.2	Earnings Release for the quarter ended September 30, 2005	61

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 27, 2005

SIMON PROPERTY GROUP, INC.
By:	/s/ STEPHEN E. STERRETT
Stephen E. Sterrett,
Executive Vice President and
Chief Financial Officer

SIMON PROPERTY GROUP

Table of Contents

As of September 30, 2005

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9-10
	Unaudited Pro-Rata Statement of Operations	11-12
	Unaudited Pro-Rata Balance Sheet	13
	Reconciliation of NOI to Net Income	14
	Analysis of Other Income and Other Expense	15
	NOI Composition	16
	Operational Data
	U.S. Portfolio GLA	17
	U.S. Regional Mall Operational Information	18
	U.S. Regional Mall Lease Expirations	19
	U.S. Regional Mall Top Tenants	22
	U.S. Regional Mall Anchor/Big Box Openings, 2005 - 2007	21-22
	U.S. Regional Mall Property Listing	23-27
	U.S. Premium Outlet® Centers Operational Information	28
	U.S. Premium Outlet® Centers Lease Expirations	29
	U.S. Premium Outlet® Centers Top Tenants	30
	U.S. Premium Outlet® Centers Property Listing	31
	U.S. Community/Lifestyle Centers Operational Information	32
	U.S. Community/Lifestyle Centers Lease Expirations	33
	U.S. Community/Lifestyle Centers Top Tenants	34
	U.S. Community/Lifestyle Centers Property Listing	35-36
	International Operational Information	37
	International Property Listing	38-40
	Development Activity
	Capital Expenditures in the U.S. Portfolio	41
	U.S. Development Activity Report	42-44
	International Development Activity Report	45
	Balance Sheet Information
	The Company’s Share of Total Debt Amortization and Maturities by Year	46
	Summary of Indebtedness	47
	Summary of Indebtedness by Maturity	48-54
	Unencumbered Assets	55-59
	Preferred Stock/Units Outstanding	60
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	61-72